UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 20, 2006

                              Rand Logistics, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                   000-50908               20-1195343
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(State or other jurisdiction       (Commission           (I.R.S. Employer
     of incorporation)             File Number)         Identification No.)

461 Fifth Avenue, 25th Floor, New York, New York              10017
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   (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (212) 644-3450

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE.

On November 20, 2006, the Registrant issued the press release attached hereto as
Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

99.1  Press Release, dated November 20, 2006.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RAND LOGISTICS, INC.


Date: November 20, 2006                     By: /s/ Laurence S. Levy
                                                --------------------------------
                                                Name:  Laurence S. Levy
                                                Title: Chairman of the Board and
                                                       Chief Executive Officer